UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2020
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC (The NASDAQ Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 3.02 Unregistered Sales of Equity Securities.
Item 8.01 Other Events.
On January 14, 2020, NanoString Technologies, Inc. (the “Company”) issued an aggregate of 407,247 shares (the “Exercise Shares”) of the Company’s common stock to Lam Research Corporation (“Lam”) upon the exercise in full by Lam on January 13, 2020 of its warrant (the “Warrant”) to purchase an aggregate of 1,000,000 shares of the Company’s common stock, which Warrant was issued to Lam by the Company on August 4, 2017 pursuant to the terms of the Collaboration Agreement dated August 4, 2017, by and between the Company and Lam, as amended (the “Agreement”). Lam exercised the Warrant pursuant to the net exercise mechanism included in the Warrant. The Warrant had an exercise price of $16.75 per share. The issuance of the Exercise Shares to Lam was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
In connection with Lam’s exercise in full of the Warrant, the Company agreed to waive the application of certain lock-up restrictions included in the Agreement to the Exercise Shares, which restrictions prohibited Lam from selling the Exercise Shares until August 4, 2020. In exchange for the Company’s waiver of the lock-up restrictions, Lam agreed (i) to coordinate any sales of Exercise Shares with certain brokerage firms approved by the Company and (ii) not to sell more than 10% of the average daily trading volume of the Company’s common stock for the 30-day period immediately preceding any sale of Exercise Shares by Lam.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	January 17, 2020	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer